SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2003
Date of report (date of earliest event reported)

Commission File Number 000-49965

MGE Energy, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

39-2040501
(IRS Employer Identification No.)

133 South Blair Street, Madison, Wisconsin 53703
(Address of principal executive offices)

(608) 252-7000
(Registrant's telephone number)

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On February 13, 2003, MGE Energy, Inc. (the Company) issued a press release on 2002 year-end earnings. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) The following exhibit is included with this Report:

Exhibit	Description
99.1	Press release of MGE Energy, Inc. issued on February 13, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
Date: February 13, 2003	/s/ Jeffrey C. Newman Vice President and Treasurer